UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 Election of Directors

On September 1, 2016, the Board of Directors (the “Board”) of CoreSite Realty Corporation (the “Company”), upon the recommendation of the Board’s Nominating/Corporate Governance Committee, elected Kelly C. Chambliss to the Board, effective as of September 10, 2016, to fill the vacancy created by the departure of Thomas M. Ray, effective as of that date. The Board also appointed Ms. Chambliss to serve on the Nominating/Corporate Governance Committee of the Board, effective as of September 10, 2016, and has determined that Ms. Chambliss is “independent” pursuant to the listing standards of the New York Stock Exchange.

There were no arrangements or understandings between Ms. Chambliss and any other persons regarding her election to the Board, nor is she party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Ms. Chambliss will be compensated for her Board and committee service consistent with the compensation arrangements provided to the Board’s other non-employee directors who are also not employees of The Carlyle Group L.P., which are more fully described in the “2016 Director Compensation” section of the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 31, 2016, as supplemented on April 26, 2016.  Ms. Chambliss will receive pro rated amounts of the annual cash retainer and the annual restricted stock units and dividend equivalents for 2016.  Ms. Chambliss will also enter into the Company’s form of indemnification agreement for directors.

Item 7.01 Regulation FD Disclosure.

On September 1, 2016, the Company issued a press release announcing the election of Ms. Chambliss to the Board, as described in Item 5.02 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release, dated September 1, 2016, regarding the election of Kelly C. Chambliss to the Board of Directors of CoreSite Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESITE REALTY CORPORATION

Date: September 1, 2016	By:	/s/ Jeffrey S. Finnin
		Name:	Jeffrey S. Finnin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 1, 2016, regarding the election of Kelly C. Chambliss to the Board of Directors of CoreSite Realty Corporation.